                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 11, 1999
                                                 ------------------------------

                          Wireless Telecom Group, Inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


            New Jersey               1-11916                  22-2582295
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)




East 64 Midland Avenue, Paramus, New Jersey                         07652
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (201) 261-8797
                                                  ------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

        On March 11, 1999, Wireless Telecom Group, Inc. (the "Company") consummated the transaction contemplated by the Asset Purchase Agreement (the
"Agreement"), dated   as of January 7, 1999, by and between the Company and
Telecom Analysis Systems, Inc. ("TAS"), a New Jersey corporation and a wholly-owned subsidiary of Bowthorpe plc, a corporation organized under the laws of England and Wales, pursuant to which the Company, among other things, sold to TAS all wireless and satellite test equipment product lines and components developed or, as of January 7, 1999, under development by the Company (the
"Test Equipment Assets"). Also as of March 11, 1999, certain of the Company's employees whose employment related to the Test Equipment Assets left the Company and became employees of TAS.

        The purchase price TAS paid for the Test Equipment Assets was approximately $18.7 million (subject to certain post-closing adjustments). TAS paid an additional $200,000 to the Company as consideration for the Company entering into a non-competition agreement with TAS.

        An aggregate of $2.0 million was deposited by TAS into an escrow account to secure payment of certain indemnification obligations and/or purchase price adjustments the Company may owe to TAS as set forth in the Agreement.

        Concurrently with TAS's purchase of the Test Equipment Assets, the Company purchased from TAS certain of TAS's product lines which relate to single-function noise generation product lines (the "Noise Assets"). The Company expects to adopt and/or integrate the Noise Assets into the on-going operations of the Company. TAS entered into a non-compete agreement with the Company relating to the Noise Assets (the "TAS Non-Compete Agreement"). In consideration for, among other things, TAS' sale of the Noise Assets and entering into the TAS Non-Compete Agreement, the Company paid $2.5 million to TAS.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.
    Not applicable.

(b) Pro Forma Financial Information.
    See the attached pro forma financial statements following the signature page hereto.

(c) List of Exhibits.
    Exhibit


   Exhibit
    Number     Description
    ------     -----------
    2.1        Asset Purchase Agreement, dated as of January 7, 1999, by and between Wireless Telecom Group, Inc. and Telecom Analysis
               Systems, Inc.

    2.2        Non-Competition Agreement, dated March 11, 1999, between Wireless
               Telecom Group, Inc. and Telecom Analysis Group, Inc. relating to the Test Equipment Assets.

    2.3        Non-Competition Agreement, March 11, 1999, between Wireless
               Telecom Group, Inc. and Telcom Analysis Group, Inc. relating to the Noise Assets.

    99.1       Press Release, dated  March 11, 1999.

                                        3

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WIRELESS TELECOM GROUP, INC.

Date: March 26, 1999                         By: /s/ Ed Garcia
                                                --------------------------------
                                                     Name: Edward Garcia
                                                     Title: President

                          WIRELESS TELECOM GROUP, INC.
                          ----------------------------
                 INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS
                 ----------------------------------------------
                                   (Unaudited)

The following unaudited pro forma financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of Wireless Telecom Group, Inc., (the Company). The pro forma financial statements should be read in conjunction with the notes thereto and the historical financial statements of the Company.

The accompanying pro forma balance sheet has been presented as if the transactions described below occurred at the Company's balance sheet date, December 31, 1998. The accompanying pro forma statements of operations have been prepared as if the transactions occurred at the beginning of the year ended December 31, 1998.

These pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the pro forma transactions been completed as of the beginning of the year ended December 31, 1998.

The pro forma transactions (see notes to pro forma financial statements) are as follows:

                 - the sale of the assets of a product division of the Company
                 - the purchase of certain assets from the buyer

                                                                       Page 1.

                          WIRELESS TELECOM GROUP, INC.
                          ----------------------------
                             PRO FORMA BALANCE SHEET
                             -----------------------
                                DECEMBER 31, 1998
                                -----------------

                                   - ASSETS -

                                                        Historical     Transactions and Adjustments       Pro Forma
                                                        ----------     ----------------------------       ---------
CURRENT ASSETS:
      Cash                                              $ 9,031,724    $18,718,616(1)   $2,500,000(3)     $25,450,340
                                                                           200,000(2)
      Accounts receivable                                 2,611,953                                         2,611,953
      Inventories                                         7,862,143         63,000(3)    6,913,950(1)       1,011,193
      Prepaid expenses and other current assets           1,109,495                                         1,109,495
                                                        -----------                                       -----------

TOTAL CURRENT ASSETS                                     20,615,315                                        30,182,981

PROPERTY, PLANT AND EQUIPMENT - NET                       2,875,426                      1,899,657(1)         975,769

COSTS IN EXCESS OF NET ASSETS ACQUIRED                                   2,437,000(3)                       2,437,000

OTHER ASSETS                                                631,458                                           631,458
                                                        -----------                                       -----------

TOTAL ASSETS                                            $24,122,199                                       $34,227,208
                                                        ===========                                       ===========

                    - LIABILITIES AND STOCKHOLDERS' EQUITY -

CURRENT LIABILITIES:
      Accounts payable                                  $   780,410                                       $   780,410
      Accrued expenses and other current liabilities        195,784         19,828(1)                         175,956
      Deferred income - non-compete covenant                  -                            200,000(2)         200,000
                                                        -----------                                       -----------

TOTAL CURRENT LIABILITIES                                   976,194                                         1,156,366
                                                        -----------                                       -----------

DEFERRED INCOME TAXES                                       306,610                                           306,610
                                                        -----------                                       -----------
SHAREHOLDERS' EQUITY:
      Common stock                                          177,023                                           177,023
      Additional paid-in capital                          6,631,061                                         6,631,061
      Retained earnings                                  16,299,120                      9,924,837(1)      26,223,957
      Treasury stock                                       (267,809)                                         (267,809)
                                                        -----------                                       -----------

                                                         22,839,395                                        32,764,232
                                                        -----------                                       -----------
TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY                                            $24,122,199                                       $34,227,208
                                                        ===========                                       ===========


                                                               Page 2.

                          WIRELESS TELECOM GROUP, INC.
                          ----------------------------
                        PRO FORMA STATEMENT OF OPERATIONS
                        ---------------------------------
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      ------------------------------------

                                                        Historical     Transactions and Adjustments        Pro Forma
                                                        ----------     ----------------------------        ---------

REVENUES - NET                                          $17,300,663    $10,465,848(1)   $   50,153(3)      $6,884,968
                                                        -----------                                       -----------

COSTS AND EXPENSES:
     Cost of sales                                        8,133,990                      5,381,552(1)       2,752,438
     Operating expenses                                   8,001,651                      5,299,975(1)       2,701,676
     Interest, dividends and other income                  (404,347)                        66,667(2)        (471,014)
                                                        -----------                                       -----------

TOTAL COSTS AND EXPENSES                                 15,731,294                                         4,983,100
                                                        -----------                                       -----------
INCOME BEFORE PROVISION FOR
     INCOME TAXES                                         1,569,369                                         1,901,868

     Provision for income taxes                             289,638         39,805(1)                         329,443
                                                        -----------                                       -----------

NET INCOME                                              $ 1,279,731                                       $1,572,425
                                                        ===========                                       ===========

EARNINGS PER SHARE:
     Basic                                                    $0.07                                            $0.09
                                                              =====                                            =====
     Diluted                                                  $0.07                                            $0.09
                                                              =====                                            =====



                                                               Page 3.

                          WIRELESS TELECOM GROUP, INC.
                          ----------------------------
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                     ---------------------------------------
                             AS OF DECEMBER 31, 1998
                             -----------------------
                                   (Unaudited)

NOTE 1 On March 11, 1999, the Company completed the sale of the assets, net of certain liabilities, of a product division which is in the business of designing, developing, assembling, manufacturing and selling certain wireless and satellite test equipment, for a price of $18,718,616.

           The net assets sold are as follows:

                Inventory                                       $ 6,913,950
                Fixed assets                                      1,899,657
                Accrued salaries payable                            (19,828)
                                                                -----------
                    Net assets                                    8,793,779
                Less: sales price                                18,718,616
                                                                -----------
                Gain on sale of assets                          $ 9,924,837
                                                                ===========


NOTE 2 In conjunction with the above sale, the Company also received $200,000 as consideration for a three year, non-compete agreement.


NOTE 3 Simultaneously with the above described sale, the Company acquired inventory items related to the noise generation product line of the purchaser, for a purchase price of $2,500,000. As a result of this purchase, the Company recognized an intangible asset aggregating $2,437,000 which will be amortized on a straight-line basis over 15 years.

                                                                       Page 4.

                                  EXHIBIT INDEX

Exhibit                                                                 Page
Number        Description                                               Number
------        -----------                                               ------

2.1           Asset Purchase Agreement, dated as of January 7,
              1999, by and between Wireless Telecom Group, Inc.
              and Telecom Analysis Systems, Inc.

2.2           Non-Competition Agreement, dated March 11,
              1999, between Wireless Telecom Group, Inc. and
              Telecom Analysis Group, Inc. relating to the Test
              Equipment Assets.

2.3 Non-Competition Agreement, March 11, 1999, between Wireless Telecom Group, Inc. and Telcom
              Analysis Group, Inc. relating to the Noise Assets.

99.1          Press Release, dated March 11, 1999.


                                    5


                          STATEMENT OF DIFFERENCES
                          ------------------------

 The section symbol shall be expressed as............................... 'SS'